                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BT INSURANCE FUNDS TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                                                August 23, 1999

Dear Shareholder:

    On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

  Important information about the changes:

    . The merger has no effect on the number of shares you own or the value of those shares.

    . The advisory fees payable under the new advisory agreements have not increased.

    . The investment objective and policies of your mutual fund invest-ment have not changed.

    In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

  What you need to do:

    . Read all enclosed materials including the Questions & Answers section.

    .   Choose one of the following options to vote:

      1. By Mail: Complete the enclosed proxy card and return in postage-paid envelope provided.

      2.  Attend Shareholder Meeting (details enclosed).

    Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

                                     Sincerely,
                                     /s/ Daniel O. Hirsch
                                     Daniel O. Hirsch

                                     Assistant Secretary
                                     BT Insurance Funds Trust

                             QUESTIONS AND ANSWERS

                                 IMPORTANT NEWS

                  FOR SHAREHOLDERS OF BT INSURANCE FUNDS TRUST

    Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

  Q.  What has happened to require a shareholder vote?

  A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. The combined entity now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies.

    To ensure that Bankers Trust or an affiliate may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

    THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PRO-
    POSALS.

  Q.  Why am I being asked to vote on the new advisory agreements?

  A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became effective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

  Q.  How does the merger affect my BT Mutual Fund?

  A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of execution and termination. If shareholders do not approve the new advisory agreements, the agreements will no longer continue and the governing Boards of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

  Q. Have the investment advisory fees remained the same?

  A.  Yes.

  Q.  What are the benefits of the merger?

  A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the increased breadth and depth of its resources and capabilities are advantages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

  Q. How does the Board of Trustees of my BT Mutual Fund recommend that I vote?

  A. After careful consideration, the Board of Trustees of your BT Mutual Fund recommends that you vote in favor of all the proposals on the enclosed proxy card(s).

  Q.  Whom do I call for more information?

  A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-645-1685.

  Q.  How can I vote my shares?

  A.  You may choose from one of the following options to vote your shares:

    .   By mail, with the enclosed proxy card(s) and return envelope.

    . In person at the shareholder meeting (see details enclosed in proxy statement).

  Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

  A.  No, Bankers Trust will bear these costs.

  Q.  What happens if I own shares in more than one BT Mutual Fund?

  A. If you have more than one BT Mutual Fund in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

    Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card(s) promptly.

                            BT INSURANCE FUNDS TRUST

                             Equity 500 Index Fund

                101 Federal Street Boston, Massachusetts, 02110

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To Be Held September 30, 1999

    A Special Meeting of shareholders of BT Insurance Funds Trust (the "Trust") will be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202, on September 30, 1999 at 2:00 p.m. (the "Special Meeting"). The Trust is an open-end management investment company, or-ganized under the laws of the Commonwealth of Massachusetts, that is comprised of Equity 500 Index Fund (the "Fund"), Small Cap Index Fund, EAFE(R) Equity In-dex Fund, U.S. Bond Index Fund, Small Cap Fund, International Equity Fund and Managed Assets Fund. Only the Fund is addressed in the accompanying Proxy Statement ("Proxy Statement"). The U.S. Bond Index Fund, Small Cap Fund, Inter-national Equity Fund and Managed Assets Fund have not commenced operations.

    The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:                   To approve or disapprove new investment manage-
-----------                   ment agreements (each a "New Management Agree-
                              ment" and collectively the "New Management Agree-ments") for the Trust:

                                  A. To approve or disapprove a New Management
                              Agreement between the Trust and Bankers Trust Company ("Bankers Trust").

                                  B. To approve or disapprove a New Management
                              Agreement between the Trust and Morgan Grenfell Inc. ("MGI") to be implemented within two years of the date of the Special Meeting upon approval of the Members of the Trust's Board of Trustees who are not "interested persons" ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended).

                                  C. To approve or disapprove a new sub-manage-
                              ment agreement (the "New Sub-management Agree-ment," which term, unless otherwise speci-
                             fied, is included within the meaning of New Man-agement Agreements) among the Trust, MGI and Bankers Trust under which Bankers Trust may per-form certain of MGI's responsibilities, at MGI's expense, under the New Management Agreement be-tween MGI and the Trust upon approval of the In-dependent Trustees.

PROPOSAL II:                 To elect six Trustees of the Trust to hold of-
------------                 fice until their respective successors have been
                             duly elected and qualified or until their ear-lier resignation or removal.

PROPOSAL III:                To ratify or reject the selection of Ernst &
-------------                Young LLP as the independent accountants for the
                             Fund for the current fiscal year.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The New Management Agreements described in Proposals IA, IB and IC, re-spectively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment management agreement pursuant to which services were pro-vided to the Fund. In addition, the form of New Sub-management Agreement au-thorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trustees. As more fully discussed in the accompanying Proxy Statement, approval of the New Management Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank") with and into Bankers Trust Corporation, the parent company of Bankers Trust. MGI is, and as a result of this transaction, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Management Agreement with MGI de-scribed in Proposal IB and the New Sub-management Agreement with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the approval of the Independent Trustees, to simplify the organizational structure of its U.S. mu-tual fund operations, enhance the efficiency of their administration and pro-mote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Management Agreement with MGI is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and in-stitute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

    The close of business on August 6, 1999 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-645-1685.

    This notice and related proxy material are first being mailed to sharehold-ers on or about August 23, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                         By Order of the Board of Trustees,
                                     /s/ Elizabeth A. Russell
                                         Elizabeth A. Russell, Secretary

New York, New York
August 23, 1999


 WHETHER  OR NOT  YOU EXPECT  TO ATTEND THE  SPECIAL MEETING,  PLEASE
  COMPLETE,  DATE AND  SIGN  THE  ENCLOSED PROXY  CARD  AND MAIL  IT
   PROMPTLY  IN   THE  ENCLOSED   ENVELOPE   IN  ORDER   TO   ASSURE
   REPRESENTATION  OF YOUR SHARES.  NO POSTAGE  NEED BE AFFIXED  IF
    THE PROXY CARD IS MAILED IN THE UNITED STATES.

                           BT INSURANCE FUNDS TRUST

                             Equity 500 Index Fund

                              101 Federal Street
                         Boston, Massachusetts, 02110

            PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

                              September 30, 1999

    This Proxy Statement ("Proxy Statement") is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Insurance Funds Trust (the "Trust") with respect to Equity 500 Index Fund (the "Fund") for use at the special meeting of the Trust to be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202, on September 30, 1999 at 2:00 p.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompanying proxy card ("Proxy") are expected to be mailed to shareholders on or about August 23, 1999.

    The Trust is comprised of several series. The Fund is a separate series of the Trust, along with Small Cap Index Fund and EAFE(R) Equity Index Fund (the "Other Funds"), which are active and will vote on the matters set forth herein pursuant to separate proxy statements, and U.S. Bond Index Fund, Small Cap Fund, International Equity Fund and Managed Assets Fund, which have not com-menced operations.

    For simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all actions are actually taken by the Trust on be-half of the Fund.

    The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may prop-erly come before the meeting or any adjournments thereof:

PROPOSAL I:                  To approve or disapprove new investment
-----------                  management agreements (each a "New Management
                             Agreement" and collectively the "New Management
                             Agreements") for the Trust:

                                 A. To approve or disapprove a New Management
                             Agreement between the Trust and Bankers Trust Company ("Bankers Trust") (the "New BT Manage-ment Agreement").
                             To ratify or reject the selection of Ernst &
                             Young LLP as the independent accountants for the Fund for the current fiscal year.

    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

                                 B. To approve or disapprove a New Management
                             Agreement between the Trust and Morgan Grenfell Inc. ("MGI" and, together with Bankers Trust, the "Advisers") (the "New MGI Management Agree-ment") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's Board of Trustees who are not "interested persons" thereof ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Act")).

    The Fund's shareholders are to consider the approval of New Management Agreements. Although the New Management Agreements are between the Trust and Bankers Trust or MGI, as applicable, the shareholders of the Fund and the shareholders of each of the Other Funds will vote separately to approve or disapprove the New Management Agreements for their respective Fund.

                                 C. To approve or disapprove a new sub-man-
                             agement agreement (the "New Sub-management
                             Agreement," which term, unless otherwise speci-fied, is included within the meaning of New Man-agement Agreements) among the Trust, MGI and Bankers Trust under which Bankers Trust may per-form certain of MGI's responsibilities, at MGI's expense, under the New Management Agreement be-tween MGI and the Trust upon approval of the In-dependent Trustees.

PROPOSAL II:                 To elect six Trustees of the Trust to hold
-----------                  office until their respective successors have
                             been duly elected and qualified or until their earlier resignation or removal.

PROPOSAL III:                To ratify or reject the selection of Ernst & Young
------------                 LLP as the independent accountants for the Fund
                             for the current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

     The Fund's shareholders are to consider the approval of New Management Agreements. Although the New Management Agreements are between the Trust and Bankers Trust or MGI, as applicable, the shareholders of the Fund and the shareholders of each of the Other Funds will vote separately to approve or disapprove the New Management Agreements for their respective Fund.

    The shareholders of the Trust are also to consider the election of Robert
R. Coby, Desmond G. FitzGerald, James S. Pasman, Jr., Edward C. Schmults, Wil-liam E. Small and Werner Walbrol (the "Trustee Nominees") as Trustees of the Trust. Messrs. Coby, FitzGerald, Pasman and Small currently serve on the Board of the Trust (the "Board")./1/

    Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimburse-ment of insurance companies and others for their expenses in forwarding solic-itation material to the beneficial owners of the Fund's shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bank-ers Trust.

    The Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 1998, as well as the Semi-Annual Report of the Fund (each a "Report"), have previously been furnished to the Fund's shareholders. An additional copy of each Report will be furnished to the Fund's shareholders without charge upon request by calling 1-800-730-1313.

    Certain insurance companies (the "Insurance Companies") are the owners of all of the shares of the Fund and as such have the right to vote upon certain matters that are required by the Act to be approved or ratified by the share-holders and to vote upon any other matter that may be voted upon at the Spe-cial Meeting. Each of the Insurance Companies, as applicable, will vote the outstanding shares of the Fund for the owners of the variable annuities and variable life insurance contracts issued by it (the "Contracts") in accordance with the voting instructions received from the policy owners. Interests in Contracts for which no timely instructions are received will be voted in pro-portion to the instructions which are received from other Contract owners. The Insurance Companies, as applicable, will also vote any shares in separate ac-counts that they own and which are not attributable to Contracts in the same proportion.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are en-titled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the per-sons appointed as prox-

-----------
1 The shareholders of the Fund, together with the shareholders of the Other Funds voting in the aggregate on a Trust-wide basis, will vote to elect the six Trustees of the Trust.

ies upon any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the appli-cable Insurance Company prior to the time it is voted.

    In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Spe-cial Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Proposal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or a Fund thereof (as applicable) entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these per-sons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the bro-kers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See "Vote Required" for a further discussion of abstentions and broker non-votes.)

    Shareholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, 10,553,770.080 shares of the Fund were issued and out-standing.

    In order that your shares may be represented, you are requested to:

      .indicate your instructions on the Proxy;

      .date and sign the Proxy; and

      .mail the Proxy promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Fund

    Annex I attached hereto sets forth information as of July 23, 1999 regard-ing the beneficial ownership of the Fund's and the Other Funds' shares by (i) the only persons known by the Fund or the Other Funds to beneficially own more than five percent of the outstanding shares of the Fund or the Other Funds, as applicable, (ii) the Trustees and Trustee Nominees, (iii) the executive offi-cers of the Fund, and (iv) the Trustees and executive officers of the Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nom-inee or executive officer is determined under rules of the Securities and Ex-change Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of July 23, 1999 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclu-sion herein of any shares deemed beneficially owned does not constitute an ad-mission of beneficial ownership of the shares.

    Collectively, the Trustees and officers of the Trust own less than 1% of the Fund's outstanding shares.

Background

    The Fund. As indicated earlier, the Fund is a separate series of the Trust. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser and custodian of the Fund. Bankers Trust is a wholly owned subsidiary of Bankers Trust Corpora-tion ("BT Corporation"), located at 130 Liberty Street (One Bankers Trust Pla-za), New York, New York 10006, a registered bank holding company organized un-der the laws of the State of New York. As discussed later in this Proxy State-ment, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank, A.G. ("Deutsche Bank"), located at 31 West 52 Street, New York, New York 10019. First Data Investor Services Group, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, serves as the administrator of the Fund. First Data Distributors, Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the principal underwriter of the Fund.

    For the most recently completed fiscal year, the Fund paid no commissions to "affiliated brokers" (as defined in Schedule 14A under the Securities Ex-change Act of 1934 (the "Exchange Act")).

                            PROPOSALS IA, IB AND IC

                     APPROVAL OF NEW MANAGEMENT AGREEMENTS

    The New Management Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment management agreement pursuant to which services were provided to the Fund. In addition, the form of New Sub-man-agement Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trust-ees. As more fully discussed below, approval of the New Management Agreements, which provide for the same services to be provided at the same fees, is gener-ally occasioned by the Merger (as defined herein) pursuant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Management Agreement described in Proposal IB and the New Sub-management Agreement with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the ap-proval of the Independent Trustees of the Trust, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New MGI Management Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations.

The Prior Management Agreement.

    The Prior Management Agreement. Prior to June 4, 1999, Bankers Trust served as investment adviser to the Fund (as discussed earlier) pursuant to an invest-ment management agreement between Bankers Trust and the Trust (the "Prior Man-agement Agreement"). The Prior Management Agreement was initially approved by the Board, including a majority of the Independent Trustees.

    The date of the Prior Management Agreement was August 15, 1997. The Prior Management Agreement was most recently approved by the Fund's Trustees on July 16, 1996. The Fund has an agreement with Bankers Trust whereby Bankers Trust has contractually waived a portion of the fees payable to it for services ren-dered pursuant to the Prior Management Agreement by the Fund. The fee paid by the Fund to Bankers Trust after such waiver for the Fund's last fiscal year was $47,571. The fee incurred and payable had the waiver not been in effect was $230,358.

    The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement,

Circle Acquisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation continuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corporation, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

    As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, in-stallment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999, were US $19.6 billion.

    Impact of the Merger on the Prior Management Agreement. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any per-son to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such reg-istered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company. . . ." Section 15(a)(4) of the Act further re-
quires that such written contract provide for automatic termination in the event of its assignment. Section 2(a)(4) of the Act defines "assignment" to include any direct or indirect transfer of a contract by the assignor.

    While it may be argued otherwise, consummation of the Merger may have re-sulted in an "assignment" of the Prior Management Agreement within the meaning of the Act, terminating the agreement according to its terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Corporation with and into BT Corporation could be deemed to have resulted in an "assignment" of the Prior Management Agreement with Bankers Trust.

    On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without ob-taining prior shareholder approval, of the New BT Management Agreement during an interim period commencing on the date of the closing of the Merger and con-tinuing, for a period of up to 150 days, through the date on which the New BT Management Agreement is approved or disapproved by the shareholders of the Fund (the "Interim Period"). Under the terms of the Exemptive Order, Bank-ers Trust was allowed to receive advisory fees during the Interim Period pur-suant to the New BT Management Agreement, provided that these fees would be held in escrow pending shareholder approval of the New BT Management Agree-ment. In accordance with the Exemptive Order, the advisory fees charged to the Fund and paid to Bankers Trust under the New BT Management Agreement have been held in an interest-bearing escrow account and the Trust expects to continue to deposit these fees in such account until approval of the New BT Management Agreement by the shareholders of the Fund has been obtained. If the New BT Management Agreement is not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the Trust. As of June 30, 1999, the amount in escrow totaled $3,253.51.

    The shareholders of the Fund are not being asked to approve or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Management Agreement and to ap-prove the New Management Agreements for the Trust. Other than the parties and the dates of execution, effectiveness, and initial term of the agreement, the New Management Agreements contain substantially the same terms and conditions as the Prior Management Agreement. In addition, the form of New Sub-management Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trust-ees. The advisory fee rate charged to the Fund under the Prior Management Agreement has continued to apply under the New BT Management Agreement and would continue to apply under the New MGI Management Agreement. MGI, and not the Trust or the Fund, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trust-ees. The investment advisory fee payable under the New Sub-management Agree-ment would be paid by MGI directly to the subadviser. In addition, the Advis-ers have advised the Fund that it can expect to continue to receive the same level and quality of services under the New Management Agreements as it re-ceived under the Prior Management Agreement. The Advisers have represented to the Board that in the event of any material change in the investment manage-ment personnel of the Advisers responsible for providing services to the Fund, the Advisers will apprise and consult with the Board to ensure that the Board, including a majority of its Independent Trustees, is satisfied that the serv-ices provided by the Advisers will not be diminished in scope and quality.

The New Management Agreements

    The New Management Agreements. The form of New Management and Sub-manage-ment Agreement is attached to this Proxy Statement as Exhibit A. If sharehold-ers approve the New Management Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the Board or sharehold-ers of the Trust, provided that they are also approved by a majority of the In-dependent Trustees. The New BT Management Agreement became effective as of June 4, 1999, the date of the consummation of the Merger.

    If the New MGI Management Agreement and/or the New Sub-management Agreement is approved, Bankers Trust will continue to perform its advisory duties under the New BT Management Agreement until the New MGI Management Agreement and/or the New Sub-management Agreement is implemented. MGI, as Adviser, and Bankers Trust, as subadviser, would perform its respective advisory duties and be paid its respective advisory fees only upon implementation of the applicable New Management Agreement.

    Under the terms of the New Management Agreements, as under the Prior Man-agement Agreement, each of the Advisers agrees to act as the Fund's investment adviser, to oversee the administration of all aspects of the Fund's business affairs and to supervise the performance of professional services provided by others, including the administrator, transfer agent, custodian and distributor to the Fund. Subject to the supervision and direction of the Board, the Advis-ers will have general responsibility for the investment and management of the Fund's assets. The Advisers agree to keep the Fund informed of developments ma-terially affecting the Fund's portfolio and to furnish the Trust with informa-tion the Trust may reasonably request with respect to its investments.

    The Advisory Fees. The investment advisory fee rate charged to the Fund un-der the New BT Management Agreement and the New MGI Management Agreement is the same as the advisory fee rate charged under the Prior Management Agreement. As noted above, the investment advisory fee payable under the New Sub-management Agreement would be paid by MGI, not the Trust or the Fund, and may vary from time to time, subject to the approval of the Board, including a majority of its Independent Trustees.

    Bankers Trust is paid a fee under the New BT Management Agreement for its services, calculated daily and paid monthly, equal, on an annual basis, to 0.20% of the Fund's average daily net assets.

    Generally. If approved, the New Management Agreements will remain in effect for an initial two year period (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement, or "interested persons" (as defined in the Act) of any such par-ty. Like the Prior Management Agreement, the New Management Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Board or by a "majority" vote of the sharehold-ers of the Fund (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

    The services of the Advisers are not deemed to be exclusive and nothing in the New Management Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, the Advisers are obligated to pay expenses associated with providing the services contemplated by the New Management Agreements. The Trust bears certain other expenses including the fees of the Board. The Trust also pays any extraordinary expenses incurred.

    Under the New Management Agreements, the Advisers will exercise their best judgment in rendering their advisory services. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Management Agreements re-late, provided that nothing therein shall be deemed to protect or purport to protect the Advisers against any liability to the Fund or to its shareholders to which the Advisers could otherwise be subject by reason of bad faith or gross negligence on their part in the performance of their duties.

The Advisers

    Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Cor-poration. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Bankers Trust provides a broad range of commercial bank-ing and financial services, including originating loans and other forms of credit, accepting deposits and arranging financing. Bankers Trust also engages in trading currencies, securities, derivatives and commodities. In addition to providing investment advisory services to the Fund, Bankers Trust serves as in-vestment adviser to 31 other investment companies and as investment subadviser to 34 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.) As of June 30, 1999, Bankers Trust had over $313 billion of assets under management, including approximately $200.6 million of assets in the Fund and the Other Funds, collectively.

    The names, businesses addresses and principal occupations of the current directors and chief executive officer of Bankers Trust are set forth below.

    Name and Address               Principal Occupation
--------------------------------------------------------------------------------
Josef Ackermann                      Chairman of the Board, Chief Executive
Deutsche Bank A.G.                   Officer and President, Bankers Trust
Taunusanlage 12                      Company; Member, Board of Managing
D-60262 Frankfurt am                 Directors, Deutsche Bank A.G.
Main Federal Republic of Germany

Hans Angermueller                    Shearman & Sterling, of counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Mr. George B. Beitzel                Director, Computer Task Group, Inc.;
29 King Street                       Director, Phillips Petroleum Company;
Chappaqua, NY 10514-3432             Director, TIG Holdings Inc.

Mr. William R. Howell                Chairman Emeritus, J.C. Penney Company,
J.C. Penney Company,                 Inc.; Director, Exxon Corporation;
Inc. P.O. Box 10001                  Director, Halliburton Company; Director,
Dallas, TX 75301-1109                National Organization on Disability;
                                     Director, National Retail Federation;
                                     Director and Chairman, Southern
                                     Methodist University Board of Trustees;
                                     Director, Warner-Lambert Company;
                                     Director, The Williams Companies, Inc.

Hermann-Josef Lamberti               Member, Board of Managing Directors,
Deutsche Bank A.G.                   Deutsche Bank A.G.
Taunusanlage 12
D-60262 Frankfurt am
Main Federal Republic of Germany

John A. Ross                         Regional Chief Executive Officer,
Deutsche Bank A.G.                   Deutsche Bank Americas Holding Corp.
31 West 52nd Street
New York, NY 10019

Ronaldo H. Schmitz                   Member, Board of Managing Directors,
Deutsche Bank A.G.                   Deutsche Bank A.G.
Taunusanlage 12 D-
60262 Frankfurt am Main
Federal Republic of Germany
--------------------------------------------------------------------------------

    In addition to serving as investment adviser to the Fund, Bankers Trust also serves as the custodian of the Fund and the Other Funds. This service will continue to be provided by Bankers Trust after approval of the New Management Agreements. For the most recently completed fiscal year, the Fund paid Bankers Trust $69,806 in fees for this service.

    MGI. MGI is a corporation organized under the laws of the State of Dela-ware and is a registered investment adviser under the Advisers Act. It is lo-cated at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and as investment subadviser to five other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, Lon-don, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company, which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients world-wide. (See Annex II for a list of those investment companies that MGI advises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies.)

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of MGI are set forth below. Except as oth-erwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI con-stitute their principal occupation.

    Name and Address               Principal Occupation
--------------------------------------------------------------------------------
Richard Marin                   President and Director, Morgan Grenfell
280 Park Avenue                 Inc.; Managing Director, Bankers Trust
New York, NY 10017              Company

David Westover Baldt            Executive Vice President and Director,
                                Morgan Grenfell Inc.

Joan A. Binstock                Chief Operating Officer, Secretary,
                                Treasurer and Director, Morgan Grenfell Inc.

Audrey Mary Theresa Jones       Executive Vice President, Portfolio
                                Manager and Director, Morgan Grenfell Inc.

Robert H. Smith                 Chairman and Director, Morgan Grenfell
                                Inc.; Chief Executive Officer, Morgan
                                Grenfell Asset Management; Chairman and
                                Chief Executive Officer, Morgan Grenfell
                                Development Capital

Steven Schneider                Managing Director, Bankers Trust Company
280 Park Avenue
New York, NY 10017
--------------------------------------------------------------------------------

Section 15(f) of the Act

    Section 15(f) of the Act provides that when a change of control of an in-vestment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Act) of the adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale or other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Advisers have advised the Board that they are unaware of any circumstances arising from the Merger that might re-sult in an unfair burden being imposed on the Trust. After conducting its re-views of the Advisers and of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termina-tion of the Prior Management Agreement and its request that the Board approve the New Management Agreements, the Board was satisfied that it had received and appropriately considered the relevant factors and, after consultation with counsel, the Board determined to approve the New Management Agreements.

    The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Board must not be "interested persons" of the Advisers within the meaning of the Act. All cur-rent members of the Board are not, and have continued not to be since the Merger, "interested persons" of the Advisers.

Additional Information

    On March 11, 1999, Bankers Trust announced that it had reached an agree-ment with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of un-claimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund man-agement activities of Bankers Trust or its affiliates.

    As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The Commission has granted Bankers Trust a temporary order under
Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and

Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order or, if earlier, November 8, 1999. Howev-er, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropri-ate by the Board.

Recommendation of the Board

    At a meeting of the Board held on February 25, 1999 called for the purpose of, among other things, voting on approval of the New BT Management Agreement, the Board, including the Independent Trustees, unanimously approved the New BT Management Agreement. In reaching this conclusion, the Board obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as it deemed rea-sonably necessary to approve Bankers Trust as investment adviser to the Fund and considered a number of factors, including, among other things, the continu-ity of the management of the Fund after the Merger; the nature, scope and qual-ity of services that Bankers Trust would likely provide to the Fund; the qual-ity of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advi-sory fee rates; and the fact that the New BT Management Agreement contains sub-stantially the same terms and conditions as the Prior Management Agreement. Based on the factors discussed above and others, the Board determined that the New BT Management Agreement is fair and reasonable and in the best interest of the Fund and its shareholders.

    At a meeting of the Board held on July 27, 1999 called for the purpose of, among other things, voting on approval of the New MGI Management Agreement and the New Sub-management Agreement, the Board, including the Independent Trust-ees, unanimously approved the New MGI Management Agreement and the New Sub-man-agement Agreement. In reaching this conclusion, the Board obtained from Deutsche Bank and MGI such information as they deemed reasonably necessary to approve MGI as an investment adviser to the Trust. Representatives of Deutsche Bank and MGI made detailed presentations with respect to, among other factors, the organizational structure, assets under management, asset management servic-es, financial condition and business plan of MGI. The Board considered the same factors described above for the New BT Management Agreement with regard to the New MGI Management Agreement and the New Sub-management Agreement. The Board also considered a number of other factors, including the capacity of MGI to perform its duties under the New MGI Management Agreement; the high degree of continuity of investment management personnel expected to be available to the Trust because most of the person-nel of Bankers Trust who provided services under the Prior Management Agreement will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Fund from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI as an invest-ment adviser, as reflected in its amount of assets under management, and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result there-of. With respect to the last factor, the Board considered that the proposed or-ganizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administra-tion and promote consistency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Management Agreement will provide the Fund with an investment adviser registered under the Advisers Act.

    The Board was apprised that the deferral in implementing the New MGI Man-agement Agreement is needed to permit Deutsche Bank a sufficient amount of time to plan, prepare and institute the necessary arrangements for MGI to consoli-date Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Board that the New MGI Management Agreement and the New Sub-management Agreement would be implemented only upon the approval of the Independent Trust-ees based on information they then deemed necessary to consider adequately these arrangements.

    Based on the factors discussed above and others, the Board determined that the New MGI Management Agreement and New Sub-management Agreement are fair and reasonable and in the best interest of the Fund and its shareholders.

    In addition, at meetings held on March 24 and June 3, 1999, the Board, in-cluding the Independent Trustees, also was apprised of the guilty pleas dis-cussed above and the exemptive relief sought by Bankers Trust.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommends that the shareholders of the Fund vote "FOR" the ap-proval of the New Management Agreements as set forth in these Proposals.

    If the New BT Management Agreement is approved by the shareholders, the agreement will continue in effect as described above. If the New BT Management Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to the New BT Management Agreement will be paid over to the Fund. In such event, the Board will consider what other action is appropriate based upon the interests of the shareholders. If the New MGI Management Agreement and/or New Sub-management Agreement are not approved by the shareholders, the New BT Management Agreement, if it has been approved by the shareholders, will continue in effect in accordance with its term while the Board considers whether and the extent to which other action is appropriate based upon the in-terests of the shareholders.

                                  PROPOSAL II

                   ELECTION OF BOARD OF TRUSTEES OF THE TRUST

    Six Trustees, constituting the entire Board of Trustees of the Trust, are to be elected at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trustees of the Board and nominated by the full Board at a meeting held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the six Trustee Nominees, Robert R. Coby, Desmond G. FitzGerald, James S. Pasman, Jr. and William E. Small are currently Trustees of the Trust. No Trustee or Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Trust. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Board may recommend.

    The following table sets forth the names, ages, position with the Trust, principal occupation and memberships on the board of other registered invest-ment companies and other publicly held companies of each Trustee Nominee:

                                TRUSTEE NOMINEES

                                          Principal Occupations During Last
 Name and Age      Position with Trust    Five Years
-------------------------------------------------------------------------------
 Robert R. Coby+   Trustee since          Independent Consultant (April 1999-
   Age: 47         inception of the Trust present); President of Lynch & Mayer,
                                          Inc. (1996-99); President, Leadership
                                          Capital Inc. (1995-96); Chief
                                          Operating Officer, CS First Boston
                                          Investment Management, Inc. (1994-
                                          95); President of Blackhawk L.P.
                                          (1993-94).

 Desmond G.        Trustee since          Chairman of North American Properties
   FitzGerald+     inception of the Trust Group (1987-present); Advisory
   Age: 55                                Director, Bank of New York; Director,
                                          Hilliard Farber & Co.

                                          Principal Occupations During Last
 Name and Age      Position with Trust    Five Years
-------------------------------------------------------------------------------
 James S. Pasman,  Trustee since          Retired; Director, Tyco International
   Jr.+ Age: 68    inception of the Trust Ltd. Conglomerate(2); Director,
                                          Education Management Corporation(2);
                                          Director, CSAM Income Fund Inc.(3);
                                          Director, CSAM Global Strategic
                                          Inc.(3); Director and Trustee,
                                          Warburg Pincus Funds(3).

 Edward C.         N/A                    Director, GreenPoint Financial Corp
   Schmults(1)                            and its subsidiary, GreenPoint
   Age: 68                                Bank(2); Director, Destia
                                          Communications, Inc.(2); Chairman of
                                          the Board of Trustees, The Edna
                                          McConnell Clark Foundation; Senior
                                          Vice President--External Affairs and
                                          General Counsel, GTE Corporation
                                          (1984-94); Director, The Germany
                                          Fund, Inc.(3); Director, The Central
                                          European Equity Fund, Inc.(3);
                                          Director, Deutsche Funds, Inc.(3);
                                          Director, Deutsche Portfolios
                                          Trust(3).

 William E.        Trustee since          Independent Consultant (1996-
   Small+* Age:    inception of the Trust Present); Executive Vice President of
   57                                     First Data Investor Services Group,
                                          Inc. ("Investor Services Group")
                                          (1993-96).**

 Werner            N/A                    President and Chief Executive
   Walbrol(1)                             Officer, German American Chamber of
   Age: 61                                Commerce, Inc.; President and Chief
                                          Executive Officer, European American
                                          Chamber of Commerce, Inc.; Member,
                                          United States German Youth Exchange
                                          Council; Director, TUV Rheinland of
                                          North America, Inc.; President and
                                          Director, German American Partnership
                                          Program; Director, AXA Nordstern Art
                                          Insurance Corporation; Director, DB
                                          New World Fund, Limited and LDC;
                                          Director, The Germany Fund, Inc.(3);
                                          Director, The Central European Equity
                                          Fund, Inc.(3); Director, Deutsche
                                          Funds, Inc.(3); Director, Deutsche
                                          Portfolios Trust(3).

-----------
+  Member of the Audit Committee.
* While currently deemed non-interested, Mr. Small was deemed an "interested person" within the meaning of Section 2(a)(19) of the Act until December 31, 1998 as a result of his employment until December 1996 by Investor Services Group.
** Administrator of the Fund.
(1) Holds two other directorships in the Fund Complex, as defined herein.
(2) A publicly held company with securities registered pursuant to Section 12 of the Exchange Act.
(3) An investment company registered under the Act.

    The Board has established an Audit Committee that meets with the Trust's independent accountants to review the financial statements of the Trust, the adequacy of internal controls and the accounting procedures and policies of the Trust, and reports on these matters to the Board. The Independent Trustees of the Board, who constitute 100% of the membership of the current Board, se-lect and nominate the new Trustee nominees who are not "interested persons," as defined under the Act, of the Trust. The Board does not have a compensation committee. During 1998, the Board held four meetings and the Audit Committee held three meetings. No Trustee attended less than 75% of the applicable meet-ings.

    The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust and the Fund Complex (as defined be-low) during the most recent fiscal year. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust.

                                                                       Total
                                           Pension or    Estimated  Compensation
                            Aggregate      Retirement      Annual     from the
                           Compensation Benefits Accrued  Benefits    Complex*
                             from the   as Part of Trust    upon      Paid to
Name of Trustee               Trust         Expenses     Retirement   Trustee
--------------------------------------------------------------------------------
Robert R. Coby............   $15,000          N/A           N/A       $15,000
Desmond G. FitzGerald.....   $15,000          N/A           N/A       $15,000
James S. Pasman, Jr.......   $15,000          N/A           N/A       $15,000
Edward C. Schmults........       N/A          N/A           N/A       $45,750
William E. Small..........     --0--          N/A           N/A         --0--
Werner Walbrol............       N/A          N/A           N/A       $47,250

-----------
* The "Fund Complex" consists of the Trust, Deutsche Funds, Inc. and Deutsche Portfolio Trust.

    The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years, of the officers of the Trust.

 Name and Age               Position with Trust and Principal Occupations
-----------------------------------------------------------------------------
 Elizabeth A. Russell* Secretary; Counsel of Investor Services Group since
   Age: 37             1994; Assistant Vice President and Counsel, the Boston
                       Company Advisors, Inc. (1993-94).

 Gerald J. Holland*    President; Vice President of Investor Services Group
   Age: 48             since 1994.

 Brian J. O'Neill*     Treasurer; Manager of Investor Services Group's
   Age: 31             Financial Reporting Department since 1994; Supervisor,
                       Accounting Services Unit of Investor Services Group
                       (1992-94).

-----------
* Mr. Holland, Ms. Russell and Mr. O'Neill also hold similar positions for other investment companies for which First Data Distributors, Inc., the principal underwriter of the Fund and a subsidiary of Investor Services Group, the administrator of the Fund, or an affiliate thereof serves as the principal underwriter.

Recommendation of the Board

    At a meeting of the Board held on July 27, 1999, the Board, based on a rec-ommendation of the incumbent Independent Trustees, unanimously approved the nomination of the Trustee Nominees. In reaching this conclusion, the Board ob-tained from the Trustee Nominees such information as it deemed reasonably nec-essary to approve the Trustee Nominees and considered a number of factors, in-cluding, among other things, the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors dis-cussed above and others, the Board determined that the election of the Trustee Nominees is in the best interest of the Trust and its shareholders.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommends that the shareholders of the Fund vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

    If the Trustee Nominees are elected by the shareholders of the Fund and the Other Funds, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appro-priate based upon the interests of the Trust's shareholders.

                                 PROPOSAL III

 RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS
                                 FOR THE FUND

    The Board, including a majority of the Independent Trustees, has approved the selection of Ernst & Young LLP to serve as independent accountants for the Fund for the current fiscal year. Ernst & Young LLP has served as independent accountants of the Fund since 1997 and has advised the Trust that they have no direct or indirect financial interest in the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Special Meeting and, there-fore, are not expected to make a statement; however, one or more representa-tives will be available by telephone to respond to appropriate questions posed by shareholders or management.

    Therefore, after careful consideration, the Board, including the Indepen-dent Trustees, recommends that the shareholders of the Fund vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

    Approval of each of Proposals IA, IB and IC with respect to the Fund's New Management Agreements requires the affirmative vote of a "majority" of the outstanding shares of the Fund. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the out-standing shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which require the approval of a specified percentage of the outstanding shares of the Fund.

    Approval of Proposal II with respect to the Trustee Nominees of the Trust requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting for the Fund and the Other Funds voting collec-tively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

    Approval of Proposal III with respect to the selection of the independent accountants of the Fund requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for the Fund and the Other Funds, taken together. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal III.

--------------------------------------------------------------------------------
     THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS IA, IB, IC, II AND III. ANY
                     UNMARKED PROXIES WILL BE SO VOTED.
--------------------------------------------------------------------------------

    The Board is not aware of any other matters that will come before the Spe-cial Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent share-holders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

    Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

    Shareholders holding at least 10% of the Fund's outstanding voting securi-ties (as defined in the Act) may require the calling of a meeting of sharehold-ers for the purpose of voting on the removal of any Trustee of the Fund. Meet-ings of shareholders for any other purpose also shall be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding.

    IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-645-1685.

  SHAREHOLDERS WHO  DO NOT EXPECT TO  BE PRESENT AT THE  SPECIAL MEETING
    AND WHO WISH TO HAVE THEIR  SHARES VOTED ARE REQUESTED TO DATE AND
     SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


                                             By Order of the Board of
                                               Trustees,
                                             /s/ Elizabeth A. Russell
                                             Elizabeth A. Russell, Secretary

August 23, 1999

 THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED
  TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPA-NYING ENVELOPE.

                                                                        Annex I

(i) 5% Shareholders

SMALL CAP INDEX FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Connecticut General Life Insurance
  Company                                1,349,170              39.20
Separate Account FE
900 Cottage Grove Road
Hartford, CT 06152

Travelers Insurance Company                663,206              19.27
One Tower Square
Hartford, CT 06183

Integrity Life Insurance Company           430,997              12.52
515 West Market Street
8th Floor
Louisville, KY 40202

USAA Life Insurance Company                390,028              11.33
9800 Fredericksburg
San Antonio, TX 78288

National Integrity Life Insurance
  Company                                  374,248              10.88
515 West Market Street
8th Floor
Louisville, KY 40202


EAFE(R) EQUITY INDEX FUND:

Name and Address of Beneficial      Shares Beneficially   Percent Ownership
Owner                                      Owned        of Outstanding Shares
-----------------------------------------------------------------------------
Connecticut General Life Insurance
  Company                                1,988,363              61.17
Separate Account FE
900 Cottage Grove Road
Hartford, CT 06152

Connecticut General Life Insurance
  Company                                  640,141              19.69
Separate Account PG
280 Trumbull Street
Hartford, CT 06104

Integrity Life Insurance Company           228,151               7.02
515 West Market Street
8th Floor
Louisville, KY 40202

EQUITY 500 INDEX FUND:

                                      Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner         Owned        of Outstanding Shares
-------------------------------------------------------------------------------
Integrity Life Insurance Company           2,485,300              24.87
515 West Market Street
8th Floor
Louisville, KY 40202

USAA Life Insurance Company                1,784,090              17.85
9800 Fredericksburg
San Antonio, TX 78288

Lincoln National Life Insurance
Company                                    1,658,967              16.60
Lincoln Life Variable Annuity
Account
1300 South Clinton Street
Fort Wayne, IN 46801

Lincoln National Life Insurance
Company                                    1,448,640              14.49
Lincoln Life Separate Account
1300 South Clinton Street
Fort Wayne, IN 46801

National Integrity Life Insurance
Company                                      997,632               9.98
515 West Market Street
8th Floor
Louisville, KY 40202

Lincoln National Life Insurance
Company                                      569,212               5.70
Lincoln Life Flexible Premium
Variable Life Account
1300 South Clinton Street
Fort Wayne, IN 46801

(ii) Trustees and Trustee Nominees                                    *
Robert R. Coby                                                        *
Desmond G. FitzGerald                                                 *
James S. Pasman, Jr.                                                  *
Edward C. Schmults                                                    *
William E. Small                                                      *
Werner Walbrol                                                        *

(iii) Executive Officers                                              *
Elizabeth A. Russell                                                  *
Gerald J. Holland                                                     *
Brian J. O'Neill                                                      *

(iv) Trustees and Executive Officers
as a
 Group                                                                *

-----------
* The Trustees, the Trustee Nominees, the executive officers of the Trust, and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II

                             EQUITY 500 INDEX FUND

BANKERS TRUST

                                                 Net Assets        Advisory
                                                (As of Most         Fee as
                                                  Recently      Percentage of
                                                 Completed      Average Daily
                                                Fiscal Year)      Net Assets
-------------------------------------------------------------------------------
Equity 500 Index Portfolio:
 Includes the following feeder funds:                                     0.08%
 BT Institutional Equity 500 Index Fund....  $ 2,288,969,859.00
 Scudder S&P 500 Index Fund................  $   244,805,518.35
 American Aadvantage S&P 500 Index Fund....  $   322,610,586.01
 USAA S&P 500 Index Fund...................  $ 2,713,859,248.97
 American Aadvantage S&P 500 Index Mileage
   Fund....................................  $     3,632,960.16
 BT Investment Equity 500 Index Fund.......  $   929,474,411.08
Quantitative Equity Fund...................              N/A/1/           0.50%
American Skandia Trust--AST Bankers Trust
  Enhanced 500 Portfolio...................  $   452,128,871.00         NOTE D
Security Equity Fund--Enhanced Index Series
  (Security Benefit).......................  $    15,785,667.21         NOTE E
American General Series Portfolio--MidCap
  Index Fund (VALIC).......................  $   814,774,297.65         NOTE A
American General Series Portfolio--Stock
  Index Fund (VALIC).......................  $ 4,624,973,419.19         NOTE A
American General Series Portfolio Company
  2--Stock Index Fund (VALIC)..............  $    12,489,608.16         NOTE A
American General Series Portfolio Company
  2--MidCap Index Fund.....................  $     6,585,995.57         NOTE A
EQ Advisors Trust--BT Equity 500 Index
  Portfolio (Equitable)....................  $   392,561,486.32           0.05%
Variable Insurance Products Fund II--Index
  500 Portfolio (Fidelity).................  $ 4,624,170,180.40   At an annual
                                                                rate of 0.006%
                                                                    (0.6 basis
                                                                        points)
Fidelity Concord Street Trust--Spartan U.S.
  Equity Index Fund........................  $17,202,394,585.66   At an annual
                                                                rate of 0.006%
                                                                    (0.6 basis
                                                                        points)
Pacific Select Fund--Equity Index Portfolio
  (Pacific Mutual).........................  $ 1,808,280,989.82         NOTE B
AARP U.S. Stock Index Fund (Scudder).......  $   464,922,428.55         NOTE C

----------
/1/The fund commenced operations on March 31, 1999. Accordingly, the fund does not have a full fiscal year of operations to report.

NOTE A) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bankers Trust, a monthly fee computed at the annual rate of 0.02% of the first $2 bil-lion and 0.01% of average daily net asset values on the excess over $2 billion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the excess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

NOTE B) A fee is paid at the beginning of each calendar quarter, based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000: 0.08% on first $100 million; 0.04% on next $100 million; 0.02% on excess.

NOTE C) The fee paid to the Sub-Adviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: 0.07% of the first $100 million of average daily net assets, 0.03% of such assets in excess of $100 million, and 0.01% of such assets in excess of $200 million with a minimum annual fee of $75,000.

NOTE D) An annual rate of .17% of the portion of the average daily net assets of the Portfolio not in excess of $300 million plus .13% of the portion of the net assets over $300 million.

NOTE E) An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; and an annual rate of .15% of the combined average daily net assets of the Enhanced Index Funds of more than $100 million but less than $300 million; and an annual rate of .13% of the combined average daily net assets of the Enhanced Index Funds of more than $300 million.

Subject to the following minimum fees: (i) in the first year from the date the Enhanced Index Series of Security Equity Fund is seeded (the "Seeding Date"), no minimum fee; (ii) in the second year from the Seeding Date, $100,000 minimum and (iii) in the third year from the Seeding Date and each year thereafter, $200,000 minimum. If at the end of the second year from the Seeding Date the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $100,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor. If at the end of the third year from the Seeding Date, and each year thereafter that this Agree-ment is in effect, the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $200,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor.

MORGAN GRENFELL INC.

None.

                                                                      EXHIBIT A

              INVESTMENT MANAGEMENT AND SUB-MANAGEMENT AGREEMENT

[     ]                                                                  , 1999
[Address]

Dear Sirs:

    BT Insurance Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), hereby confirms its agreement
with      (the "Manager") [and      (the "Sub-manager")] regarding investment
management services to be provided by the [Manager/Submanager] to the Small Cap Index Fund, EAFE(R) Equity Index Fund and Equity 500 Index Fund (each, a "Fund" and collectively, the "Funds").

Investment Description; Appointment

    The Trust anticipates that each Fund will employ its capital by investing and reinvesting in investments of the kind and in accordance with the invest-ment objective, policies and limitations specified in its Declaration of Trust, dated January 19, 1996, as amended from time to time (the "Declaration of Trust"), its By-laws, as amended from time to time, in the Funds' prospec-tuses (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission under the In-vestment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved in the manner set forth in the Declaration of Trust. Copies of the Funds' Prospectuses, Statement, Declaration of Trust and By-laws have been or will be submitted to [the Manager/Sub-manager]. [Each Fund [and the Manager]] desires to employ and hereby appoints [the Manager/Sub-manager] to act as their investment [adviser/subadviser], to over-see the administration of all aspects of the Funds' business and affairs and to supervise the performance of professional services provided by others, in-cluding the administrator, transfer agent, custodian and distributor to the Funds.

    [Subject to the provisions of this Agreement, the duties of the Investment Submanager, the portion of portfolio assets that the Submanager shall manage, and the fees to be paid the Investment Submanager by the Investment Manager under and pursuant to this Agreement may be adjusted from time to time by the Investment Manager with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act.]/1/
-----------
(1) Provision contained in the form of Investment Sub-management Agreement on-ly.

Services

    Subject to the overall supervision and direction of the Board of Trustees of the Trust, [the Manager/Sub-manager] shall have general responsibility for the investment and management of the Funds' assets, subject to and in accor-dance with each Fund's investment objective, policies and restrictions as stated in the Prospectus and Statement, as from time to time in effect, and the Declaration of Trust and By-laws, the 1940 Act and the Investment Advisors Act of 1940, as the same may from time to time be amended. In discharging its responsibility, [the Manager/Sub-manager] shall seek to replicate as closely as possible the performance of the Russell 2000 Small Stock Index with respect to the Small Cap Index Fund, EAFE(R) Index with respect to EAFE(R) Equity In-dex Fund and Standard & Poor's 500 Composite Stock Price Index with respect to the Equity 500 Index Fund, before the deduction of Fund expenses and shall de-termine and monitor the investments of the Funds' investment portfolios ac-cordingly.

Information Provided to the Trust

    [The Manager/Sub-manager] will keep the Funds informed of developments ma-terially affecting the Funds' portfolios and, in addition to providing the [Trust/Manager] with whatever statistical or other information the [Trust/Manager] may reasonably request with respect to its investments, [the Manager/Sub-manager] will, on its own initiative, furnish the [Trust/Manager] from time to time with whatever information [the Manager/Sub-manager] believes is appropriate for this purpose.

Standard of Care

    [The Manager/Sub-manager] shall exercise its best judgment in rendering the services listed in paragraph 2 above. [The Manager/Sub-manager] shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect [the Manager/Sub-manager] against any liability to the Trust or to holders of the Funds' shares ("Shareholders") to which [the Manager/Sub-manag-er] would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of [the Manager/Sub-manager]'s reckless disregard of its obligations and duties under this Agreement.

Indemnification/Liability

    The [Trust/Manager] shall indemnify and hold [the Manager/Sub-manager] harmless from and against any and all claims, costs, expenses (including rea-sonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against [the Manager/Sub-manager] or for which [the Manager/Sub-manager] may be held to be liable in connection with this

EX-2

Agreement or [the Manager/Sub-manager]'s performance hereunder (a "Claim"), un-less such Claim resulted from a grossly negligent act or omission to act or bad faith by [the Manager/Sub-manager] in the performance of its duties hereunder.

    In any case in which the [Trust/Manager] may be asked to indemnify or hold [the Manager/Sub-manager] harmless, [the Manager/Sub-manager] will notify the [Trust/Manager] promptly after identifying any situation which it believes pre-sents or appears likely to present a claim for indemnification against the [Trust/Manager], although the failure to do so shall not prevent recovery by [the Manager/Sub-manager], and shall keep the [Trust/Manager] advised with re-spect to all developments concerning such situation. The [Trust/Manager] shall have the option to defend [the Manager/Sub-manager] against any Claim which may be the subject of this indemnification, and, in the event that the [Trust/Manager] so elects, such defense shall be conducted by counsel chosen by the [Trust/Manager] and satisfactory to [the Manager/Sub-manager], and there-upon the [Trust/Manager] shall take over complete defense of the Claim and [the Manager/Sub-manager] shall sustain no further legal or other expenses in re-spect of such Claim. [The Manager/Sub-manager] will not confess any Claim or make any compromise in any case in which the [Trust/Manager] will be asked to provide indemnification, except with the [Trust/Manager]'s prior written con-sent. The obligations of the parties hereto under this Section 5 shall survive the termination of this Agreement.

    A copy of the Declaration of Trust of the Funds is on file with the Secre-tary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Funds as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Funds.

Compensation

    In consideration of the services rendered pursuant to this Agreement, [each Fund/the Manager] will pay [the Manager/Sub-manager] a fee at the annual rate of ** based on the Funds' average daily net assets. These fees shall be com-puted daily and shall be payable on the first business day of each month for services performed the preceding month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to [the Manager/Sub-manager], the value of the Funds' net assets shall be computed at the times and in the manner spec-ified in the Funds' Prospectuses and/or the Statement.

-----------
**Small Cap Index Fund                                                    0.35%
  -----------------------------------------------------------------------------
  EAFE(R) Equity Index Fund                                               0.45%
  -----------------------------------------------------------------------------
  Equity 500 Index Fund                                                   0.20%
  -----------------------------------------------------------------------------

                                                                            EX-3

Expenses

    [The Manager/Sub-manager] will bear all expenses in connection with the performance of its services under this Agreement. The Trust will bear certain other expenses to be incurred in its operation, including: (a) payment of the fees payable to [the Manager/Sub-manager] under paragraph 6 hereof; (b) organi-zation expenses; (c) brokerage fees and commissions; (d) taxes; (e) interest charges on borrowings; (f) the costs of liability insurance or fidelity bond coverage for the Trust's officers and employees, and directors' and officers' errors and omissions insurance coverage; (g) legal, auditing and accounting fees and expenses; (h) charges of the Trust's Custodian and Transfer and Divi-dend Disbursing Agent; (i) the Trust's pro rata portion of dues, fees and charges of any trade association of which the Trust is a member; (j) the ex-penses of printing, preparing, distributing and mailing proxies, stock certifi-cates and all reports required by the Securities and Exchange Commission and State securities administrations, including the Funds' prospectuses, State-ments, and notices to shareholders; (k) filing fees for the registration or qualification of the Funds and their shares under federal or state securities laws; (l) the fees and expenses involved in registering and maintaining regis-tration of the Funds' shares with the Securities and Exchange Commission and State securities administrations; (m) the expenses of holding shareholder meet-ings; (n) the compensation, including fees, of any of the Trust's unaffiliated directors, officers or employees; (o) all expenses of computing the Funds' net asset value per share, including any equipment or services obtained solely for the purpose of pricing shares or valuing the Funds' investment portfolios; (p) expenses of personnel performing shareholder servicing functions; and (q) liti-gation and other extraordinary or non-recurring expenses and other expenses properly payable by the Trust or the Funds.

Service to Other Companies or Accounts

    The [Trust/Manager] understands that [the Manager/Sub-manager] and its af-filiates may act as investment manager to fiduciary and other managed accounts and to one or more other investment companies, and the [Trust/Manager] has no objection to their so acting, provided that whenever the Trust and one or more other clients advised by [the Manager/Sub-manager] and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by [the Manager/Sub-manager] to be equi-table to each client. The [Trust/Manager] recognizes that in some cases this procedure may adversely affect whether a particular security is available to the Trust, the size of the position obtainable for the Trust or the price at which that position may be obtained or disposed. In addition, the [Trust/Manager] understands that the persons employed by [the Manager/Sub-man-ager] to assist in the performance of [the Manager/Sub-manager]'s duties under this Agreement will not devote their full time to such service and nothing con-tained in this Agreement shall be deemed to limit or restrict the right of [the Manager/Sub-manager] or any affiliate

EX-4
of [the Manager/Sub-manager] to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Term of Agreement

    This Agreement shall become effective on the date hereof, shall continue in effect for two years and thereafter shall continue for successive annual peri-ods, provided such continuance is specifically approved at least annually by
(i) the Trust's Trustees or (ii) a vote of a "majority" (as defined in the 1940
Act) of each Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to each Fund, without penalty, on 60 days' written notice, by the Trust's Trustees or by vote of holders of a majority of each Fund's outstanding voting securities, or upon 60 days' written notice, by [the Manager/Sub-manager]. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Governing Law

    This Agreement shall be governed by and construed in accordance with the laws of the State of New York giving effect to the conflict of law rules there-of.

    If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                             Very truly yours,


                                  [SIGNATORY]

AGREED TO AND ACCEPTED:

[SIGNATORIES]


By: _______________________________________________


                                                                            EX-5

                                                                CUSIP #05576E607

                               FORM OF PROXY CARD


                                                FORM OF PROXY CARD

 [BANKERS TRUST LOGO]                                                                  BT INSURANCE FUNDS TRUST
DEUTSCHE BANC ALEX. BROWN                                                                EQUITY 500 INDEX FUND
MUTUAL FUND SERVICES
MS 1-18-8                                                                                 101 Federal Street
                                                                                      Boston, Massachusetts 02110
One South Street
Baltimore, Maryland  21202-3220                                              PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                                                        2:00 p.m., Eastern Daylight time, on September 30, 1999

                                                                             The undersigned hereby appoints Elizabeth A. Russell
                                                                        and Daniel O. Hirsch and each of them, with full power of
                                                                        substitution, as proxies of the undersigned to vote all
                                                                        shares of stock that the undersigned is entitled in any
                                                                        capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the
                                                                        "Special Meeting"), on the matters set forth on this Proxy
                                                                        Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other
                                                                        matters as may properly be brought before the Special
                                                                        Meeting. This proxy revokes all prior proxies given by the undersigned.

                                                                             ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS
                                                                        DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY
                                                                        EXECUTED PROXY, THE PROXY WILL BE VOTED FOR APPROVAL OF
                                                                        PROPOSALS IA, IB, IC, II AND III. ALL ABSTAIN VOTES WILL BE
                                                                        COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT THE
                                                                        SPECIAL MEETING AND, FOR PROPOSALS IA, IB AND IC, AS VOTES
                                                                        AGAINST THE APPLICABLE PROPOSAL.

                                                                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                        TRUSTEES WITH RESPECT TO YOUR FUND.


                                                                             THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS
                                                                        IA, IB, IC, II AND III.

                                                                             PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD
                                                                        PROMPTLY USING THE ENCLOSED ENVELOPE.


To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.

2)   Call 1-800-690-6903.

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

     To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.

2)   Go to Website www.proxyvote.com.

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:


                                             KEEP THIS PORTION FOR YOUR RECORDS.


                                                             DETACH AND RETURN THIS PORTION ONLY.
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
Equity 500 INDEX FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON
THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN
OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

VOTE ON TRUSTEES
II.  Election of Messrs. (01) Coby, (02) FitzGerald, (03)       For All   Withhold All    For All Except:   To withhold authority
     Pasman, (04) Schmults, (05) Small and (06) Walbrol as                                                  to vote, mark "For
     Trustees of the Board.                                                                                 All Except" and write
                                                                                                            the nominee's number
                                                                                                            on the line below.

                                                                                                            ------------------
VOTE ON PROPOSALS

IA.  Approval of New                                      III. Ratification of the
     Investment Management                                     selection of Ernst &
     Agreement with Bankers                                    Young LLP as the independent
     Trust Company            FOR  AGAINST  ABSTAIN            accountants of the Fund.     FOR [ ] AGAINST [ ] ABSTAIN [ ]



IB.  Approval of New Investment                           The appointed proxies will vote on any other business as may properly come
     Management Agreement with Morgan                     before the Special Meeting or any adjournments thereof.
     Grenfell Inc.            FOR  AGAINST  ABSTAIN

IC.  Approval of New Investment                           Receipt of the Notice and the Proxy Statement is hereby acknowledged.
     Sub-management Agreement with
     Bankers Trust Company    FOR  AGAINST  ABSTAIN


------------------------------------ ------------                        ------------------------------- -------------


------------------------------------ ------------                        ------------------------------- -------------
Signature (Please sign within box)      Date                                Signature (Joint Owners)         Date


--------------------------------------------------------------------------------
                                    PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                                           IN THE ENCLOSED ENVELOPE AND MAIL TO:

BT INSURANCE FUNDS TRUST

              +Please fold and detach card at perforation before mailing.+

BT INSURANCE COMPANY NAME PRINTS HERE                                 PROXY CARD
FUND NAME PRINTS HERE

THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE BOARD OF TRUSTEES OF BT INSURANCE FUNDS TRUST IN CONNECTION WITH SHARES TO BE VOTED AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING").

This Proxy Card is solicited by the above named Insurance Company (the "Company") from its contractholders and contract participants who hold accumulation unit values in the Separate Account Funds of the Company that invest in the above named Fund of the BT Insurance Funds Trust and who are entitled to instruct the Company on how to vote the shares held by the Separate Account.

The undersigned contractholder or participant instructs the Company to vote, at the Special Meeting of Shareholders of the Fund scheduled for September 30, 1999, at 2:00 p.m., Eastern time, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF YOU FAIL TO RETURN THIS PROXY CARD, THE COMPANY WILL VOTE ALL
SHARES ATTRIBUTABLE TO YOUR ACCOUNT VALUE IN PROPORTION TO THE VOTING INSTRUCTIONS FOR THE FUND ACTUALLY RECEIVED FROM PARTICIPANTS AND
CONTRACTHOLDERS IN YOUR SEPARATE ACCOUNT.

                 If you sign below but do not mark the instruction on the reverse, the Company will vote all shares of the Fund attributable to your account value "FOR" the proposal.
                 Date ____________________, 1999
                 Please  sign  exactly as your name  appears  hereon.  If
                 shares  are  held in the  name  of  joint  owners,  each
                 should sign.
                 ---------------------------------------------------------

                 ---------------------------------------------------------
                 Signature (owner, joint owners, trustee, custodian, etc.)
                                                            BANKERS TRUST

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY CARD SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:


       +Please fold and detach card at perforation before mailing.+

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.
                                                                                      FOR       AGAINST      ABSTAIN
IA.   Approval of New Investment Management Agreement with Bankers Trust Company      [ ]         [ ]          [ ]       IA.
IB.   Approval of New Investment Management Agreement with Morgan Grenfell Inc.       [ ]         [ ]          [ ]       IB.
IC.   Approval of New Investment Sub-management Agreement with Bankers Trust          [ ]         [ ]          [ ]       IC.
     Company.
                                                                                   FOR ALL       WITHHOLD
                                                                                  NOMINEES     AUTHORITY TO
                                                                                LISTED (EXCEPT   VOTE FOR
                                                                                 AS MARKED TO   ALL NOMINEES
                                                                                 THE CONTRARY
                                                                                   AT LEFT)
II.  Election of Messrs. 01) Coby, 02) Fitzgerald, 03) Pasman, 04) Schmults, 05)      [ ]         [ ]          [ ]       II.
     Small and 06) Walbrol as Trustees of the Board.
INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE       *           *            *
THE NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.

-----------------------------------------------------------------------------------
                                                                                      FOR       AGAINST       ABSTAIN
III. Ratification of the selection of Ernst & Young LLP as the Independent            [ ]         [ ]          [ ]       III.
     Accountants of the Fund.
                                                                                                                BANKERS TRUST
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